UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2013

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(253) 924-2345

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report is being filed for the sole purpose of incorporating the exhibit filed herewith by reference into the Registration Statement on Form S-3 (File No. 333-182403) of Weyerhaeuser Company (the “Registration Statement”). This exhibit is an opinion of Covington & Burling LLP as to certain tax matters relating to Registrant’s common shares (including the consent required with respect thereto).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits: See Exhibit Index following the signature page of this Report, which is incorporated by reference here.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jerald W. Richards
Name: Jerald W. Richards Title: Chief Accounting Officer

Date: July 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
8.1	Opinion of Covington & Burling LLP as to certain tax matters relating to Registrant’s common shares (including the consent required with respect thereto)